__________________________________________________________________
__________________________________________________________________



                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported)
                         November 18,1998


                      EXCEL INDUSTRIES, INC.
      (Exact name of registrant as specified in its charter)


                 Indiana             1-8684             35-1551685
        (State of Incorporation)(Commission File    (I.R.S. Employer
                                     Number)        Identification No.)

         1120 North Main Street                          46514
            Elkhart, Indiana                           (Zip Code)
       (Address of pincipal offices)


Registrant's telephone number, including area code (219) 264-2131



                               N/A
  (Former name or former address, if changed since last report)

__________________________________________________________________
__________________________________________________________________



Item 5.   Other Events

     On February 18, 1999, Excel Industries, Inc. announced the company's earnings for the year ended and fourth quarter ended January 2, 1999. Pursuant to General Instruction F to Form 8-K, the February 18, 1999 Press Release is incorporated herein by reference and is attached hereto as Exhibit 99.

Item 7.   Exhibits

Exhibit
Number                          Description

         99 Press Release dated February 18, 1999 announcing the Excel
            Industries, Inc.'s earnings for the year ended January 2, 1999.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EXCEL INDUSTRIES, INC.

Date: February 22, 1999


                              By:   /s/ Joseph A. Robinson
                                   _______________________________
                                   Joseph A. Robinson, Senior Vice
                                   President, Secretary, Treasurer
                                   and Chief Financial Officer


                          EXHIBIT INDEX

Exhibit
Number                          Description              Page No.

         99 Press Release dated February 18, 1999 announcing the
            Excel Industries, Inc.'s earnings for the year ended
            January 2, 1999.